                                     ANNEX C

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
                             $808,143,000 (APPROXIMATE)       SEPTEMBER 7, 2000
                                  COMM 2000-C1
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES


APPROXIMATE SECURITIES STRUCTURE:

                                   APPROXIMATE     EXPECTED CREDIT       EXPECTED         EXPECTED
              EXPECTED RATING     FACE/NOTIONAL        SUPPORT       WEIGHTED AVERAGE      PAYMENT
 CLASS (A)       S&P/FITCH         AMOUNT (MM)       (% OF UPB)      LIFE (YEARS) (B)      WINDOW
------------------------------------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES
  A-1             AAA/AAA         $148,498,000          23.000%             5.60        10/00 - 09/08
  A-2             AAA/AAA          542,915,000          23.000              9.07        09/08 - 04/10
  B                AA/AA            38,162,000          18.750              9.57        04/10 - 04/10
  C                 A/A             39,284,000          14.375              9.67        04/10 - 06/10
  D                A-/A-            13,469,000          12.875              9.74        06/10 - 06/10
  E               BBB/BBB           25,815,000          10.000              9.74        06/10 - 06/10

PRIVATELY OFFERED CLASSES (D)
------------------------------------------------------------------------------------------------------
  F              BBB-/BBB-          11,224,000           8.750              N/A               N/A
  G               BB+/BB+           26,938,000           5.750              N/A               N/A
  H                BB/BB             6,734,000           5.000              N/A               N/A
  J               BB-/BB-            6,734,000           4.250              N/A               N/A
  K                B+/B+            10,101,000           3.125              N/A               N/A
  L                 B/B              7,856,000           2.250              N/A               N/A
  M                B-/B-             6,734,000           1.500              N/A               N/A
  N               CCC/CCC            4,489,000           1.000              N/A               N/A
  O                NR/NR             8,987,215           0.000              N/A               N/A
  X               AAA/AAA         $897,940,215 (c)         N/A              N/A               N/A
               TOTAL SECURITIES:  $897,940,215
------------------------------------------------------------------------------------------------------

(a) Class A-1 is expected to have a fixed pass-through rate. Classes A-2, B, C and D are expected to have a fixed pass-through rate subject to a WAC cap. Class E is expected to have a variable pass-through rate equal to WAC.
(b) Calculated at 0% CPR, assuming no balloon payment extension and that ARD Loans pay in full on Anticipated Repayment Dates.
(c)  Notional amount on interest only class.
(d)  Not offered hereby.


KEY FEATURES:

Co-Lead Managers:                        Deutsche Bank Securities Inc., J.P. Morgan Securities Inc.
Bookrunner:                              Deutsche Bank Securities Inc.
Co-Manager:                              Chase Securities Inc.
Mortgage Loan Sellers:                   German American Capital Corporation (a)
                                         Morgan Guaranty Trust Company of New York (b)
                                         LaSalle Bank National Association
Servicer/ Special Servicer:              ORIX Real Estate Capital Markets, LLC.
Trustee:                                 Wells Fargo Bank Minnesota, N.A
Bond Administrator:                      LaSalle Bank National Association
Launch:                                  September 2000
Pricing:                                 September 2000
Closing:                                 September 2000
Cut-Off Date:                            September 1st, 2000, except for 3 loans
Distribution Date:                       15th of each month, or following business day (commencing October,
                                         2000)
Payment Delay:                           14 days
ERISA Eligible:                          Classes A-1 and A-2 are expected to be ERISA eligible subject to certain conditions for eligibility. The Department of Labor has proposed amendments to the Underwriter Exemption that, if
                                         finalized in current form, also would permit Plans to purchase the
                                         Class B, Class C, Class D and Class E Certificates.  It is not
                                         certain if and when these amendments will be issued or whether they will contain the same relief as is currently proposed.
Structure:                               Sequential pay
Day Count:                               30/360
Tax Treatment:                           REMIC
Rated Final Distribution Date:           Distribution Date in August 2033
Clean up Call:                           1%
Minimum Denominations:                   Publicly Offered Classes: Class A-1 & A-2 $10,000 & $1; Classes B,
                                         C, D and E $25,000 & $1.
Delivery:                                DTC, Clearstream, Euroclear

(a) A wholly owned subsidiary of Deutsche Bank Alex. Brown. (b) A wholly owned subsidiary of J.P. Morgan & Co.


COLLATERAL FACTS (A):

Initial Pool Balance:                                           $897,940,215
Number of Mortgage Loans:                                                112
Number of Mortgaged Properties:                                          126
Average Cut-Off Date Balance:                                     $8,017,323
Weighted Average Current Mortgage Rate:                               8.203%
Weighted Average U/W DSCR:                                             1.49x
Weighted Average Cut-Off Date LTV Ratio:                              65.68%
Weighted Average Remaining Term to Maturity (months):                  112.0
Weighted Average Remaining Amortization Term (months):                 331.9
Weighted Average Seasoning (months):                                    10.1
Balloon Loans as % of Total (b):                                      99.74%
Single Largest Loan as % of Total:                                    10.20%
Five Largest Loans as % of Total:                                     28.43%
Ten Largest Loans as % of Total:                                      42.22%

(a) For purposes of calculating Weighted Average DSCR and Weighted Average LTV throughout the Structural and Collateral Term Sheet, one credit tenant lease Loan was excluded.

(b) Includes 21 ARD loans totaling $361.0 MM and 40.2% of the Initial Pool Balance.

TEN LARGEST LOANS

                                         CURRENT
LOAN                                     BALANCE     % BY UPB      LTV      DSCR   PROPERTY TYPE
------------------------------------------------------------------------------------------------------------
Crowne Plaza Manhattan                 $91,611,396     10.20%      41.64%    2.21x Hotel
Alliance TP Portfolio                   59,954,121      6.68       65.78     1.48  Multifamily
Crystal Park One                        41,970,321      4.67       49.96     2.13  Office
Radisson Mart Plaza Hotel               31,785,637      3.54       54.80     1.61  Hotel
Hampton Village Center                  29,978,012      3.34       64.33     1.55  Anchored Retail
Detroit Mac                             29,810,151      3.32       73.06     1.22  Industrial
105 East 17th Street                    25,139,203      2.80       75.27     1.31  Office
Douglas Development Portfolio           24,430,501      2.72       55.52     1.32  Office/Unanchored Retail
Village Hillcrest                       22,774,663      2.54       69.01     1.48  Mixed Use
Fairgrounds Square Mall                 21,636,722      2.41       74.35     1.48  Anchored Retail
                                        ----------      ----
TOTAL/WTD. AVG.                       $379,090,728     42.22%      58.38%    1.70X
------------------------------------------------------------------------------------------------------------


                                                NUMBER OF                  CUT-OFF DATE BALANCE
                                                MORTGAGED      ---------------------------------------------
  MORTGAGE LOAN SELLERS                           LOANS              (MM)                  % BY UPB
------------------------------------------------------------------------------------------------------------
German American Capital Corporation                29              $419,980,474             46.77%
Morgan Guaranty Trust Co of NY                     47               249,914,693             27.83
LaSalle Bank National Association                  36               228,045,048             25.40
                                                   --               -----------             -----
TOTAL/WTD. AVG.                                   112              $897,940,215            100.00%
------------------------------------------------------------------------------------------------------------



SELECTED LOAN DATA:

                                 NUMBER OF                        CUT-OFF DATE BALANCE
                                 MORTGAGED     --------------------------------------------------------------
  GEOGRAPHIC DISTRIBUTION        PROPERTIES         (MM)         % BY UPB        WA. LTV       WA. DSCR
-------------------------------------------------------------------------------------------------------------
  Michigan                            23        $182,477,010        20.32%        70.27%         1.37x
  New York                            12         149,393,217        16.64         53.14          1.87
  California                          24         124,448,407        13.86         70.45          1.33
  Florida                             12          68,276,570         7.60         62.29          1.45
  Illinois                             7          67,509,186         7.52         71.81          1.34
  Virginia                             2          46,348,775         5.16         50.49          2.06
  Other                               46         259,487,051        28.90         69.68          1.38
                                      --         -----------        -----
  TOTAL/WTD. AVG.                    126        $897,940,215       100.00%        65.68          1.49X
-------------------------------------------------------------------------------------------------------------


                               NUMBER OF                         CUT-OFF DATE BALANCE
                               MORTGAGED      --------------------------------------------------------------
  PROPERTY TYPE               PROPERTIES         (MM)             % BY UPB         WA. LTV       WA. DSCR
-------------------------------------------------------------------------------------------------------------
  Multifamily                      53          $254,425,526         28.33%          70.48%         1.36x
       Conventional                37           183,696,292         20.46           71.96          1.36
       Mobile Home Park            15            53,746,678          5.99           68.43          1.35
       Suites                       1            16,982,556          1.89           61.09          1.35
  Retail                           33           203,635,030         22.68           69.29          1.41
       Anchored Retail             18           163,107,590         18.16           70.23          1.42
       Unanchored Retail           15            40,527,440          4.51           65.80          1.37
  Office                           18           161,478,524         17.98           64.16          1.53
  Hotel                             4           149,154,410         16.61           49.05          1.95
  Industrial                        9            84,178,875          9.37           72.97          1.24
  Mixed Use                         2            26,771,522          2.98           68.74          1.47
  Self Storage                      7            18,296,328          2.04           71.97          1.31
                                    -          ------------          ----
  TOTAL/WTD. AVG.                 126          $897,940,215        100.00%          65.68%         1.49X
-------------------------------------------------------------------------------------------------------------


                                   NUMBER OF                      CUT-OFF DATE BALANCE
                                   MORTGAGED   --------------------------------------------------------------
  PREPAYMENT RESTRICTIONS            LOANS            (MM)        % BY UPB        WA. LTV       WA. DSCR
-------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                     107        $806,719,302       89.84%         65.79%       1.49x
Lockout/YM/Defeasance                    2          76,936,677        8.57          64.74        1.45
Lockout/Greater of 1% or YM              2           8,793,210        0.98          73.35        1.22
YM/Defeasance                            1           5,491,025        0.61          49.47        1.99
                                         -           ---------        ----
TOTAL/WTD. AVG.                        112        $897,940,215      100.00%         65.68%       1.49X
-------------------------------------------------------------------------------------------------------------



DEUTSCHE BANC ALEX. BROWN                                      J.P. MORGAN & CO.
                             CHASE SECURITIES INC.

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         MORTGAGE LOAN SELLERS OVERVIEW
-------------------------------------------------------------------------------

o GERMAN AMERICAN CAPITAL CORPORATION (GACC) - 29 Mortgage Loans, which represent security for 46.77% of the Initial Outstanding Pool Balance, will be sold to the Depositor by GACC. GACC is a wholly owned subsidiary of Deutsche Bank Americas Holding Corp., which in turn is a wholly-owned subsidiary of Deutsche Bank AG, a German corporation, which carries ratings of Aa3/AA/AA from Moody's, S&P, and Fitch, respectively. GACC is also an affiliate of Deutsche Bank Securities Inc., one of the Underwriters. GACC engages primarily in the business of origination, purchasing and holding mortgage loans pending securitization, repackaging or other disposition.

o MORGAN GUARANTY TRUST COMPANY OF NEW YORK (MGT) - 47 Mortgage Loans, which represent security for 27.83% of the Initial Outstanding Pool Balance, will be sold to the Depositor by MGT. MGT is a wholly owned subsidiary and the principal asset of J.P. Morgan & Co. Incorporated. MGT carries ratings of Aa3/AA/AA from Moody's, S&P, and Fitch, respectively. MGT is also an affiliate of J.P. Morgan Securities Inc., one of the Underwriters. MGT is a commercial bank offering a wide range of banking services to its customers both domestically and internationally.

o LASALLE BANK NATIONAL ASSOCIATION (LASALLE) - 36 Mortgage Loans, which represent security for 25.40% of the Initial Outstanding Pool Balance, will be sold to the Depositor by LaSalle. LaSalle is a commercial bank with principal offices in Chicago, Illinois. LaSalle is a subsidiary of LaSalle National Corporation, which is a subsidiary of ABN AMRO Bank N.A., a bank organized under the laws of The Netherlands. LaSalle Bank National Association carries ratings of Aa3/AA- from Moody's and S&P, respectively. LaSalle is a commercial bank offering a wide range of banking services to customers in the United States.


                                  [PIE CHART]

GERMAN AMERICAN CAPITAL CORPORATION               46.77%
MORGAN GUARANTY TRUST COMPANY OF NEW YORK         27.83%
LASALLE BANK NATIONAL ASSOCIATION                 25.40%



Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o    For purposes of calculating principal distributions of the Certificates:

     -- Available principal will be allocated sequentially to the Class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N and O certificates.

     -- In case the principal balance of Classes O, N, M, L, K, J, H, G, F, E, D, C, B, in that order, have been reduced to zero due to the allocation of principal losses, then A-1 and A-2 will be allocated principal pro rata.

o Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the Class A-1 and A-2 certificates each month.

o Each Class will be subordinate to the Class A-1, A-2, and X and to each Class with an earlier alphabetic designation than such Class. Each of the Class A-1, A-2, and X Certificates will be of equal priority.

o    All Classes will pay interest on a 30/360 basis.

o Principal Losses will be allocated in reverse alphabetical order to Class O, N, M, L, K, J, H, G, F, E, D, C, B, and then pro rata to Class A-1 and A-2.

o The Master Servicer will cover net prepayment interest shortfalls on loans that are not specially serviced, provided that with respect to any loans with due dates on or preceding the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the Master Servicing fee on the principal balance of such loans. Net prepayment interest shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated pro-rata (based on interest entitlements) to all regular Certificates.

o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates other than to the Class X.


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
-------------------------------------------------------------------------------


                                                                                                               WEIGHTED
                                                                                                                AVERAGE    WEIGHTED
                                                   PERCENTAGE OF                                  WEIGHTED     REMAINING    AVERAGE
                        NUMBER OF                    AGGREGATE                         WEIGHTED   AVERAGE       TERM TO     CUT-OFF
                        MORTGAGED    CUT-OFF DATE   CUT-OFF DATE    AVERAGE CUT-OFF    AVERAGE    MORTGAGE     MATURITY     DATE LTV
PROPERTY TYPE           PROPERTIES     BALANCE         BALANCE       DATE BALANCE        DSCR       RATE         (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                 53      $254,425,526        28.33%        $4,800,482         1.36x      7.930%       105.1       70.48%
     Conventional           37       183,696,292        20.46          4,964,765         1.36       7.856        104.3       71.96
     Mobile Home Park       15        53,746,678         5.99          3,583,112         1.35       8.226        112.9       68.43
     Suites                  1        16,982,556         1.89         16,982,556         1.35       7.790         90.0       61.09
Retail                      33       203,635,030        22.68          6,170,758         1.41       8.327        122.9       69.29
     Anchored Retail        18       163,107,590        18.16          9,061,533         1.42       8.268        126.2       70.23
     Unanchored Retail      15        40,527,440         4.51          2,701,829         1.37       8.565        109.8       65.80
Office                      18       161,478,524        17.98          8,971,029         1.53       8.243        110.0       64.16
Hotel                        4       149,154,410        16.61         37,288,603         1.95       8.548        114.5       49.05
Industrial                   9        84,178,875         9.37          9,353,208         1.24       8.226        110.7       72.97
Mixed Use                    2        26,771,522         2.98         13,385,761         1.47       7.433         98.4       68.74
Self Storage                 7        18,296,328         2.04          2,613,761         1.31       8.453        108.2       71.97
                             -     --------------        ----
TOTAL/WTD. AVG.            126      $897,940,215       100.00%        $7,126,510         1.49X      8.203%       112.0       65.68%
------------------------------------------------------------------------------------------------------------------------------------

(a) Includes Conventional, Mobile Home Park, and Suites.
(b) Includes Anchored and Unanchored.


                                  [PIE CHART]

OTHER                5.0%
INDUSTRIAL           9.4%
HOTEL               16.6%
OFFICE              18.0%
RETAIL (B)          22.7%
MULTIFAMILY (A)     28.3%


(a) Includes Conventional, Mobile Home Park, and Suites.
(b) Includes Anchored and Unanchored.






Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                  DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
-------------------------------------------------------------------------------


CA            13.86%
NV             3.31%
AZ             0.80%
CO             0.30%
NM             0.12%
TX             2.23%
OK             0.25%
MN             0.47%
MO             0.32%
WI             0.81%
IL             7.52%
MS             0.48%
MI            20.32%
IN             0.31%
OH             2.96%
KY             0.83%
WV             0.90%
AL             0.12%
GA             0.14%
FL             7.60%
NY            16.64%
PA             2.41%
VA             5.16%
NC             0.59%
SC             2.11%
ME             1.20%
MA             2.81%
CT             0.61%
NJ             0.99%
MD             3.82%


     [PIE CHART]

ILLINOIS             7.5%
FLORIDA              7.6%
CALIFORNIA          13.9%
NEW YORK            16.6%
MICHIGAN            20.3%
OTHER (A)           34.1%


(a) Includes 25 states

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE (A)
-------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                                                                                AVERAGE    WEIGHTED
                                                   PERCENTAGE OF                                  WEIGHTED     REMAINING    AVERAGE
                        NUMBER OF                    AGGREGATE                         WEIGHTED   AVERAGE       TERM TO     CUT-OFF
                        MORTGAGED    CUT-OFF DATE   CUT-OFF DATE    AVERAGE CUT-OFF    AVERAGE    MORTGAGE     MATURITY     DATE LTV
STATE                     LOAN         BALANCE         BALANCE       DATE BALANCE        DSCR       RATE         (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
Michigan                     23      $182,477,010       20.32%          $7,933,783       1.37x     8.043%        109.9       70.27%
New York                     12       149,393,217       16.64           12,449,435       1.87      8.460         113.1       53.14
California                   24       124,448,407       13.86            5,185,350       1.33      8.196         107.7       70.45
Florida                      12        68,276,570        7.60            5,689,714       1.45      8.446         111.2       62.29
Illinois                      7        67,509,186        7.52            9,644,169       1.34      7.765         132.6       71.81
Virginia                      2        46,348,775        5.16           23,174,387       2.06      7.831         108.1       50.49
Maryland                      6        34,311,458        3.82            5,718,576       1.33      8.105         107.5       60.37
Nevada                        2        29,746,796        3.31           14,873,398       1.31      8.069         100.3       66.87
Ohio                          4        26,605,882        2.96            6,651,471       1.37      8.179         106.7       68.68
Massachusetts                 2        25,200,343        2.81           12,600,171       1.38      8.605         115.1       68.49
Pennsylvania                  1        21,636,722        2.41           21,636,722       1.48      7.990         107.0       74.35
Texas                         8        20,007,717        2.23            2,500,965       1.38      8.644         110.6       71.31
South Carolina                1        18,969,964        2.11           18,969,964       1.24      8.000         117.0       77.43
Maine                         1        10,786,711        1.20           10,786,711       1.20      8.800         117.0       72.88
New Jersey                    3         8,890,643        0.99            2,963,548       1.41      8.694         117.4       72.34
West Virginia                 1         8,038,842        0.90            8,038,842       2.35      7.960         107.0       70.52
Kentucky                      1         7,494,864        0.83            7,494,864       1.21      8.690         118.0       74.95
Wisconsin                     1         7,246,520        0.81            7,246,520       1.20      8.570         114.0       78.77
Arizona                       2         7,138,790        0.80            3,569,395       1.31      8.184         107.4       71.71
Connecticut                   1         5,491,025        0.61            5,491,025       1.99      7.170          94.0       49.47
North Carolina                1         5,292,532        0.59            5,292,532       1.24      8.380         117.0       78.18
Mississippi                   1         4,294,620        0.48            4,294,620       1.23      8.750         117.0       79.53
Minnesota                     1         4,264,651        0.47            4,264,651       1.25      8.880         114.0       77.54
Missouri                      2         2,873,337        0.32            1,436,669       1.25      8.453         114.5       77.10
Indiana                       1         2,785,590        0.31            2,785,590       1.25      8.430         110.0       79.36
Colorado                      1         2,696,711        0.30            2,696,711       1.46      8.830         117.0       62.71
Oklahoma                      2         2,279,375        0.25            1,139,687       1.60      7.690         177.0       49.02
Georgia                       1         1,249,185        0.14            1,249,185       1.45      8.800         118.0       71.38
Alabama                       1         1,107,508        0.12            1,107,508       1.40      8.390         103.0       73.34
New Mexico                    1         1,077,264        0.12            1,077,264       1.36      8.750         106.0       66.91
                              -         ---------        ----
TOTAL/WTD. AVG.             126      $897,940,215      100.00%          $7,126,510       1.49X     8.203%        112.0       65.68%
-----------------------------------------------------------------------------------------------------------------------------------

(a) If a Mortgage Loan is secured by properties in multiple states, it is treated as multiple Mortgage Loans each of which is allocated a cut-off balance based on the allocated loan amount.


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
          DISTRIBUTION OF UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIOS
-------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                                                                                AVERAGE    WEIGHTED
                                                    PERCENTAGE OF                                 WEIGHTED     REMAINING    AVERAGE
RANGE OF DEBT           NUMBER OF                    AGGREGATE                         WEIGHTED   AVERAGE       TERM TO     CUT-OFF
SERVICE COVERAGE        MORTGAGED    CUT-OFF DATE   CUT-OFF DATE    AVERAGE CUT-OFF    AVERAGE    MORTGAGE     MATURITY     DATE LTV
RATIOS                   LOANS         BALANCE         BALANCE       DATE BALANCE        DSCR       RATE         (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
1.100 - 1.199x               1         $1,599,510         0.18%         $1,599,510       1.15x     8.260%        108.0       69.85%
1.200 - 1.299               53        310,926,171        34.63           5,866,532       1.24      8.346         110.6       74.05
1.300 - 1.399               29        209,369,240        23.32           7,219,629       1.35      8.245         108.7       67.52
1.400 - 1.499               15        137,448,660        15.31           9,163,244       1.47      7.733         102.2       68.60
1.500 - 1.599                4         35,517,211         3.96           8,879,303       1.55      8.478         121.3       64.12
1.600 - 1.699                2         33,619,490         3.74          16,809,745       1.61      8.643         110.9       55.22
1.700 - 1.799                2          5,997,929         0.67           2,998,965       1.77      8.015         112.0       62.60
1.900 - 1.999                2          8,985,245         1.00           4,492,623       1.97      7.434         102.9       48.85
2.100 - 2.399                3        141,620,560        15.77          47,206,853       2.20      8.257         112.8       45.75
CTL                          1         12,856,200         1.43          12,856,200       1.00      7.160         280.0       96.88
                             -         ----------         ----
TOTAL/WTD. AVG.            112       $897,940,215       100.00%         $8,017,323       1.49X     8.203%        112.0       65.68%
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE RATIOS
-------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                                                                                AVERAGE    WEIGHTED
                                                   PERCENTAGE OF                                  WEIGHTED     REMAINING    AVERAGE
                        NUMBER OF                    AGGREGATE                         WEIGHTED   AVERAGE       TERM TO     CUT-OFF
RANGE OF CUT-OFF DATE   MORTGAGED    CUT-OFF DATE   CUT-OFF DATE    AVERAGE CUT-OFF    AVERAGE    MORTGAGE     MATURITY     DATE LTV
LOAN TO VALUE RATIOS    PROPERTIES     BALANCE         BALANCE       DATE BALANCE        DSCR       RATE         (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
40.0 - 44.9%                   1      $91,611,396        10.20%         91,611,396       2.21x     8.473%        115.0       41.64%
45.0 - 49.9                    5       54,520,856         6.07          10,904,171       2.06      7.796         110.8       49.73
50.0 - 54.9                    2       34,776,282         3.87          17,388,141       1.63      8.656         112.2       54.66
55.0 - 59.9                    3       27,781,471         3.09           9,260,490       1.33      7.933         101.7       55.77
60.0 - 64.9                   12       85,709,043         9.55           7,142,420       1.43      8.303         109.1       62.98
65.0 - 69.9                   24      189,710,078        21.13           7,904,587       1.40      7.942         105.7       67.17
70.0 - 74.9                   37      235,631,770        26.24           6,368,426       1.34      8.390         111.6       72.78
75.0 - 79.9                   26      163,916,987        18.25           6,304,500       1.26      8.193         108.6       77.73
85.0 - 89.9                    1        1,426,131         0.16           1,426,131       1.22      8.730         113.0       85.40
CTL                            1       12,856,200         1.43          12,856,200       1.00      7.160         280.0       96.88
                               -     -------------        ----
TOTAL/WTD. AVG.              112     $897,940,215       100.00%         $8,017,323       1.49X     8.203%        112.0       65.68%
-----------------------------------------------------------------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                      DISTRIBUTION OF CUT-OFF DATE BALANCES
-------------------------------------------------------------------------------


                                                                                                               WEIGHTED
                                                        PERCENTAGE                                              AVERAGE    WEIGHTED
                                                            OF                                    WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                   AGGREGATE                    WEIGHTED     AVERAGE       TERM TO    CUT-OFF
RANGE OF CUT-OFF DATE      MORTGAGE    CUT-OFF DATE     CUT-OFF    AVERAGE CUT-OFF  AVERAGE      MORTGAGE     MATURITY    DATE LTV
BALANCES                     LOANS        BALANCE     DATE BALANCE   DATE BALANCE      DSCR        RATE         (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
$        0 -   999,999           1          $988,841        0.11%        $988,841        1.26x      8.620%       107.0       65.92%
 1,000,000 - 1,999,999          19        27,807,975        3.10        1,463,578        1.35       8.543        109.1       69.30
 2,000,000 - 2,999,999          21        54,487,389        6.07        2,594,638        1.38       8.390        115.1       69.10
 3,000,000 - 3,999,999          16        56,721,924        6.32        3,545,120        1.35       8.308        113.3       71.27
 4,000,000 - 4,999,999          10        44,931,689        5.00        4,493,169        1.30       8.363        111.6       72.36
 5,000,000 - 5,999,999           7        38,129,672        4.25        5,447,096        1.40       8.203        110.3       71.03
 6,000,000 - 6,999,999           4        24,879,860        2.77        6,219,965        1.32       8.607        113.2       71.06
 7,000,000 - 7,999,999           4        29,421,717        3.28        7,355,429        1.26       8.546        113.3       73.67
 8,000,000 - 8,999,999           6        50,639,044        5.64        8,439,841        1.43       8.166        109.0       69.63
 9,000,000 - 9,999,999           3        27,744,883        3.09        9,248,294        1.26       8.557        115.3       76.10
10,000,000 - 12,999,999          6        71,076,065        7.92       11,846,011        1.29       8.089        142.5       70.62
15,000,000 - 18,999,999          3        51,230,134        5.71       17,076,711        1.26       7.862         94.9       72.35
20,000,000 - 24,999,999          5       109,632,180       12.21       21,926,436        1.39       8.029        106.1       67.34
25,000,000 - 31,999,999          4       116,713,003       13.00       29,178,251        1.43       8.429        112.6       66.32
41,000,000 - 92,000,000          3       193,535,839       21.55       64,511,946        1.97       7.979        107.8       50.92
                                 -       -----------       -----
TOTAL/WTD. AVG.                112      $897,940,215      100.00%      $8,017,323        1.49X      8.203%       112.0       65.68%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     DISTRIBUTION OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                             AVERAGE     WEIGHTED
                                                   PERCENTAGE OF                                WEIGHTED    REMAINING     AVERAGE
                       NUMBER OF                     AGGREGATE        AVERAGE       WEIGHTED     AVERAGE     TERM TO      CUT-OFF
 RANGE OF               MORTGAGE    CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE     AVERAGE     MORTGAGE     MATURITY    DATE LTV
 MORTGAGE RATES          LOANS         BALANCE        BALANCE         BALANCE         DSCR        RATE        (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
6.7501 - 7.0000%            1        $4,313,496          0.48%        $4,313,496        1.35x      6.970%       95.0        77.03%
7.0001 - 7.2500             2        18,347,225          2.04          9,173,613        1.99       7.163       224.3        49.47
7.2501 - 7.5000             3        84,562,638          9.42         28,187,546        1.48       7.310        95.6        66.57
7.5001 - 7.7500             2        26,709,876          2.97         13,354,938        1.35       7.745       106.6        54.97
7.7501 - 8.0000            19       205,792,306         22.92         10,831,174        1.53       7.893       104.9        67.50
8.0001 - 8.2500            20       104,848,564         11.68          5,242,428        1.31       8.199       112.3        71.76
8.2501 - 8.5000            24       181,592,208         20.22          7,566,342        1.76       8.425       113.9        56.42
8.5001 - 8.7500            23       204,454,220         22.77          8,889,314        1.38       8.617       113.9        68.78
8.7501 - 9.0000            10        50,680,239          5.64          5,068,024        1.29       8.877       115.6        72.02
9.0001 - 9.2500             3         6,324,700          0.70          2,108,233        1.31       9.105       113.0        62.63
9.2501 - 9.5000             5        10,314,743          1.15          2,062,949        1.45       9.280       115.7        63.85
                            -      -------------         ----
TOTAL/WTD. AVG.           112      $897,940,215        100.00%        $8,017,323        1.49X      8.203%      112.0        65.68%
------------------------------------------------------------------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                         PERCENTAGE                                             AVERAGE    WEIGHTED
                                                             OF                                   WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                    AGGREGATE      AVERAGE                   AVERAGE       TERM TO    CUT-OFF
 RANGE OF ORIGINAL TERMS    MORTGAGE    CUT-OFF DATE      CUT-OFF     CUT-OFF DATE    WEIGHTED    MORTGAGE     MATURITY    DATE LTV
 TO MATURITY (MOS)            LOANS        BALANCE      DATE BALANCE    BALANCE     AVERAGE DSCR    RATE        (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
84                               2       $16,768,576         1.87%      $8,384,288       1.21x       7.803%     73.0         78.16%
120                            107        863,675,027       96.18        8,071,729       1.50        8.228     110.1         65.44
126                              1         2,361,037         0.26        2,361,037       1.27        7.910     100.0         78.70
180                              1         2,279,375         0.25        2,279,375       1.60        7.690     177.0         49.02
304 (CTL)                        1        12,856,200         1.43       12,856,200       1.00        7.160     280.0         96.88
                                 -        -----------        ----
TOTAL/WTD. AVG.                112      $897,940,215       100.00%      $8,017,323       1.49X       8.203%    112.0         65.68%
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                                                                                WEIGHTED
                                                          PERCENTAGE                                             AVERAGE    WEIGHTED
                                                              OF                                   WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE                   AVERAGE       TERM TO    CUT-OFF
 RANGE OF REMAINING TERMS   MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE    WEIGHTED    MORTGAGE     MATURITY    DATE LTV
 TO MATURITY (MOS)            LOANS         BALANCE      DATE BALANCE    BALANCE     AVERAGE DSCR    RATE        (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
72-83                            2           $16,768,576      1.87%      $8,384,288       1.21x       7.803%      73.0        78.16%
84-95                            5            51,395,594      5.72       10,279,119       1.49        7.414       93.1        64.74
96-107                          12           143,174,963     15.94       11,931,247       1.47        7.707      100.6        65.57
108-119                         91           671,465,507      74.78       7,378,742       1.50        8.400      113.4        65.52
168-179                          1             2,279,375       0.25       2,279,375       1.60        7.690      177.0        49.02
276-287 (CTL)                    1            12,856,200      1.43       12,856,200       1.00        7.160      280.0        96.88
                                 -     -----------------      ----
TOTAL/WTD. AVG.                112          $897,940,215    100.00%      $8,017,323       1.49X       8.203%     112.0        65.68%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DISTRIBUTION OF REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                             AVERAGE      WEIGHTED
                                                    PERCENTAGE OF                                WEIGHTED   REMAINING     AVERAGE
 RANGE OF REMAINING     NUMBER OF                     AGGREGATE        AVERAGE       WEIGHTED    AVERAGE     TERM TO      CUT-OFF
 AMORTIZATION TERMS     MORTGAGE     CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE      AVERAGE    MORTGAGE    MATURITY     DATE LTV
 (MOS)                    LOANS         BALANCE        BALANCE         BALANCE         DSCR        RATE       (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
170-189                     1           $2,279,375         0.25%     $2,279,375          1.60x       7.690%    177.0        49.02%
210-229                     2           25,507,765         2.84      12,753,883          1.33        7.792     100.3        56.00
270-289                     8           34,546,543         3.85       4,318,318          1.35        8.058      97.4        64.86
290-309                    10          164,797,862        18.35      16,479,786          1.89        8.575     114.3        50.88
310-329                     1           59,954,121         6.68      59,954,121          1.48        7.320      96.0        65.78
330-349                    27          241,350,148        26.88       8,938,894          1.52        7.859     113.2        67.62
350-360                    63          369,504,400        41.15       5,865,149          1.32        8.449     114.5        71.90
                           --          ------------       -----
TOTAL/WTD. AVG.           112         $897,940,215       100.00%     $8,017,323          1.49X       8.203%    112.0        65.68%
------------------------------------------------------------------------------------------------------------------------------------


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
--------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                         PERCENTAGE                                             AVERAGE   WEIGHTED
                                                             OF                                   WEIGHTED     REMAINING  AVERAGE
                           NUMBER OF                     AGGREGATE      AVERAGE                   AVERAGE       TERM TO   CUT-OFF
                           MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE    WEIGHTED    MORTGAGE     MATURITY    DATE LTV
AMORTIZATION TYPE            LOANS         BALANCE      DATE BALANCE    BALANCE     AVERAGE DSCR    RATE        (MOS)      RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Balloon                         90        $534,645,444       59.54%      $5,940,505        1.35x      8.287%     113.9       69.74%
Hyperamortizing                 21         361,015,396       40.20       17,191,209        1.69       8.081      108.7       59.91
Fully Amortizing                 1           2,279,375        0.25        2,279,375        1.60       7.690      177.0       49.02
                                 -           ---------        ----
TOTAL/WTD. AVG.                112        $897,940,215      100.00%      $8,017,323        1.49X      8.203%     112.0       65.68%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     DISTRIBUTION OF PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------


                                                                                                                WEIGHTED
                                                                                                                AVERAGE     WEIGHTED
                                                          PERCENTAGE                                 WEIGHTED   REMAINING   AVERAGE
                             NUMBER OF                   OF AGGREGATE     AVERAGE                     AVERAGE    TERM TO    CUT-OFF
                              MORTGAGE    CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE    WEIGHTED     MORTGAGE   MATURITY    DATE LTV
PREPAYMENT PROVISION           LOANS         BALANCE        BALANCE       BALANCE     AVERAGE DSCR    RATE       (MOS)      RATIO
------------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance              107       $806,719,302       89.84%    $7,539,433        1.49x        8.279%    113.7       65.79%
Lockout/YM/Defeasance             2         76,936,677        8.57     38,468,339        1.45         7.424      94.7       64.74
Lockout/Greater of 1% or YM       2          8,793,210        0.98      4,396,605        1.22         8.691     117.9       73.35
YM/Defeasance                     1          5,491,025        0.61      5,491,025        1.99         7.170      94.0       49.47
                                  -        ---------          ----
TOTAL/WTD. AVG.                 112       $897,940,215      100.00%    $8,017,323        1.49X        8.203%    112.0       65.68%

------------------------------------------------------------------------------------------------------------------------------------


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      ALLOCATION OF PREPAYMENT PREMIUMS (I)
--------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS:

Prepayment premiums and yield maintenance amounts with respect to all loans will be allocated between the related Certificates then entitled to principal distributions and the Class X Certificates as follows:

o A percentage of all prepayment premiums and yield maintenance amounts with respect to all loans will be allocated first, between the Class A-1, A-2, B, C, D and E certificates then entitled to principal distributions and the Class X certificates until the certificate balances of those classes have been reduced to zero; second, between the Class F certificates and the Class X certificates until the certificate balance of the Class F certificates has been reduced to zero; and third, 100% to the Class X certificates. The percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess, if any, of the Pass-Through Rate of the Class of the Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess, if any, of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

         ------------------------------------------------------------------


           Prepayment               (Pass-Through Rate - Discount Rate )
           Premium Allocation   =   ---------------------------------------
           Percentage               (Mortgage Rate - Discount Rate)
         ------------------------------------------------------------------

o The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X Certificates.

o In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the Class A-1, A-2, B, C, D, E and F Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise.

  Allocation of Prepayment Premiums Example

     Discount Rate Fraction Methodology:

     Mortgage Rate                            =  8%
     Bond Class Rate                          =  6%
     Treasury Rate                            =  5%
     % of Principal Distributed to Class      =  100%


     BOND CLASS ALLOCATION            CLASS X ALLOCATION
     ---------------------------------------------------------------------------
     6% - 5% x 100%  =  33 1/3%       Receives excess premiums = 66 2/3% thereof
     -------
     8% - 5%

(i) For further information regarding the allocation of prepayment premiums, refer to the Prospectus Supplement.


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
       PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (A) (B)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                   OCTOBER         OCTOBER          OCTOBER            OCTOBER             OCTOBER            OCTOBER
RESTRICTIONS                  2000            2001             2002               2003                2004               2005
------------------------------------------------------------------------------------------------------------------------------------
Locked out/Defeasance           99.39%        97.51%           100.00%            100.00%             100.00%             99.15%
Yield Maintenance                0.61%         2.49%             0.00%              0.00%               0.00%              0.85%
------------------------------------------------------------------------------------------------------------------------------------
Open                             0.00%         0.00%             0.00%              0.00%               0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          100.00%       100.00%           100.00%            100.00%             100.00%            100.00%
UPB ($MM)                     $897.94       $889.72           $880.79            $871.09             $860.76            $849.35
% OF INITIAL UPB               100.00%        99.08%            98.09%             97.01%              95.86%             94.59%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                   OCTOBER         OCTOBER          OCTOBER            OCTOBER             OCTOBER            OCTOBER
RESTRICTIONS                  2006            2007             2008               2009                2010               2011
------------------------------------------------------------------------------------------------------------------------------------
Locked out/Defeasance           97.11%        98.97%          95.90%               57.60%             100.00%            100.00%
Yield Maintenance                1.00%         1.03%           1.18%                1.35%               0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
Open                             1.88%         0.00%           2.92%               41.05%               0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          100.00%       100.00%         100.00%              100.00%             100.00%            100.00%
UPB ($MM)                     $836.96       $807.96         $696.27              $599.01              $12.06             $11.57
% OF INITIAL UPB                93.21%        89.98%          77.54%               66.71%               1.34%              1.29%
------------------------------------------------------------------------------------------------------------------------------------

(a)      Table calculated using modeling assumptions.
(b)      Differences in totals may exist due to rounding.



--------------------------------------------------------------------------------
                          AVERAGE LIFE TABLE (IN YEARS)
 (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE, YIELD MAINTENANCE
               AND PENALTY PERIOD THEN RUN AT THE INDICATED CPRS)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            PREPAYMENT ASSUMPTIONS (CPR)
           0% CPR       25% CPR       50% CPR         75% CPR      100% CPR
--------------------------------------------------------------------------------
 A-1         5.60         5.59          5.57            5.55          5.48
 A-2         9.07         9.06          9.04            9.02          8.82
 B           9.57         9.57          9.57            9.57          9.49
 C           9.67         9.64          9.62            9.59          9.52
 D           9.74         9.74          9.70            9.65          9.57
 E           9.74         9.74          9.74            9.71          9.57
--------------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             CROWNE PLAZA MANHATTAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------
                              ORIGINAL                CUT-OFF DATE
PRINCIPAL BALANCE:            $92,000,000             $91,611,396

% OF POOL BY UPB              10.20%

ORIGINATOR:                   German American Capital Corporation

NOTE DATE:                    March 8, 2000

INTEREST RATE:                8.473%

AMORTIZATION:                 25 years

MATURITY DATE:                April 1, 2025

ARD DATE:                     April 1, 2010

BORROWER/SPONSOR:             The Borrower is a single purpose, bankruptcy
                              remote entity sponsored by Kumagai Gumi Co., Ltd. (the "Sponsor"), a Japanese corporation. Recent news reports indicate that the Sponsor, a construction company, is asking creditors to forgive the equivalent of approximately $4.2 billion of its loans, which is approximately 40% of its total debt. Neither the Sponsor nor its lenders have yet released official statements other than confirming that they are discussing various business matters. The Sponsor has only guaranteed the non-recourse obligations of the Crowne Plaza Loan. If the Sponsor becomes insolvent or otherwise defaults on its obligations under its guaranty, such event would constitute a technical default under the Crowne Plaza Loan.

CALL PROTECTION:              Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/      No/No
DEFAULT:

ADDITIONAL FINANCING:         At closing, an affiliate of a pension advisor and
                              a state retirement fund provided a $28.0 million companion loan secured by the first mortgage on the property and a $25.0 million mezzanine loan secured solely by partnership interests.

CASH MANAGEMENT:              Hard Lockbox

MONTHLY RESERVES:             Tax & Insurance Escrows - 1/12 estimated
                              annual tax and insurance bills FF&E Reserve - 5%
                              Gross Income from hotel operations for the second
                              month prior
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Hotel with Office

LOCATION:                          New York, NY

YEAR BUILT / RENOVATED:            1989 / 1998

THE COLLATERAL:                    A full service hotel and office building
                                   located in Midtown Manhattan, consisting of 770 rooms, 178,944 square feet of office space, 42,738 sq. ft. of retail and restaurant space, 159 parking garage spaces, and 30,714 sq. ft. of meeting and banquet facilities.

PROPERTY MANAGEMENT:               Town Park Hotel Corporation, a
                                   wholly-owned subsidiary of Bass Hotels
                                   and Resorts.

CURRENT OCCUPANCY (05/31/00):      87.2% (Hotel)/100% (Office)

UNDERWRITTEN NET CASH FLOW:        $19,632,794

APPRAISED VALUE:                   $220,000,000

APPRAISAL DATE:                    September 15, 1999

CUT-OFF DATE LOAN/ROOM:            $118,976

CUT-OFF DATE LTV:                  41.64%

BALLOON LTV:                       34.93%

UWNCF DSCR:                        2.21x
--------------------------------------------------------------------------------

                             OPERATING HISTORY

----------------- ------------ ---------- ---------------------- ------------
                     1998        1999      2000 (T-12, 05/31)        UW
----------------- ------------ ---------- ---------------------- ------------
Occupancy:             86.5%      86.3%            87.2%              84.0%
----------------- ------------ ---------- ---------------------- ------------
ADR:                 $206.5     $217.5           $221.5             $221.5
----------------- ------------ ---------- ---------------------- ------------
RevPAR:              $178.6     $187.1           $193.3             $186.1
----------------- ------------ ---------- ---------------------- ------------

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             CROWNE PLAZA MANHATTAN
--------------------------------------------------------------------------------










               [PICTURE]                               [PICTURE]












o THE PROPERTY IS LOCATED IN THE CENTER OF TIMES SQUARE AT THE CORNER OF 49TH STREET AND BROADWAY IN MIDTOWN MANHATTAN.


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                              ALLIANCE TP PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------
                              ORIGINAL                CUT-OFF DATE
PRINCIPAL BALANCE:            $61,128,954             $59,954,121

% OF POOL BY UPB              6.68%

ORIGINATOR:                   German American Capital Corporation

NOTE DATE:                    July 29, 1998

INTEREST RATE:                7.32%

AMORTIZATION:                 29 years

MATURITY DATE:                September 1, 2028

ARD DATE:                     September 1, 2008

BORROWER/SPONSOR:             The Borrower is a single purpose, bankruptcy
                              remote entity sponsored by Alliance Capital, LLC, a privately owned real estate investment company.

CALL PROTECTION:              Prepayment lockout; Yield maintenance; U.S.
                              Treasury defeasance.

CROSS-COLLATERALIZATION/      No/No
DEFAULT:

ADDITIONAL                    FINANCING: A companion loan in the amount of $15.6
                              million (approximate) secured by the first mortgage on the property, as well as a $11.8 million (approximate) mezzanine loan secured solely by partnership interests in the borrower.

CASH MANAGEMENT:              Soft Lockbox

MONTHLY RESERVES:             Tax & Insurance Escrows - 1/12 estimated
                              annual tax and insurance bills
                              Replacement Reserves - $51,817
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:            Portfolio

PROPERTY TYPE:                     Multifamily

LOCATION:                          Michigan, Illinois, Ohio

YEAR BUILT / RENOVATED:            1968, 1971-1975/1999

THE COLLATERAL:                    Eight garden-style multifamily
                                   properties containing a total of 2,248
                                   units located in three states.

PROPERTY MANAGEMENT:               Alliance Residential Management, LLC.
                                   (an affiliate of the Borrower)

CURRENT OCCUPANCY (05/01/00):      95%

UNDERWRITTEN NET CASH FLOW:        $7,506,378

APPRAISED VALUE:                   $91,150,000

APPRAISAL DATE:                    July 15, 1998

CUT-OFF DATE LOAN/UNIT:            $26,670

CUT-OFF DATE LTV:                  65.78%

BALLOON LTV:                       58.17%

UWNCF DSCR:                        1.48x
--------------------------------------------------------------------------------

                                COLLATERAL DETAIL

----------------------------------------- ------------------------------------------------------------------------------------------
            Property         City           State  Number of Units  Current Occupancy  Allocated Cut-Off Date  Percentage of Cut-Off
                                                                                             Loan Amount         Date Loan Amount
----------------------------------------- ------------------------------------------------------------------------------------------
Scenictree Apartments     Palos Hills        IL           448               97%             $12,774,409               21.31%
----------------------------------------- ------------------------------------------------------------------------------------------
Woodsfield Apartments      Fairfield         OH           392               94%             $12,181,781               20.32%
----------------------------------------- ------------------------------------------------------------------------------------------
Appletree Apartments       Ypsilanti         MI           382               98%             $11,391,612               19.00%
----------------------------------------- ------------------------------------------------------------------------------------------
Peachtree Apartments   Clinton Township      MI           306               95%              $9,514,960               15.87%
----------------------------------------- ------------------------------------------------------------------------------------------
Clovertree Apartments        Flint           MI           252               93%              $5,004,408                8.35%
----------------------------------------- ------------------------------------------------------------------------------------------
Arrowtree Apartments        Okemos           MI           114               92%              $3,489,916                5.82%
----------------------------------------- ------------------------------------------------------------------------------------------
Goldentree Apartments       Portage          MI           180               87%              $2,897,289                4.83%
----------------------------------------- ------------------------------------------------------------------------------------------
Sugartree Apartments     Mount Morris        MI           174               96%              $2,699,746                4.50%
----------------------------------------- ------------------------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                              ALLIANCE TP PORTFOLIO
--------------------------------------------------------------------------------



















                                     [MAP]















o   DIVERSIFIED MULTIFAMILY PORTFOLIO LOCATED IN 3 STATES.




Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                CRYSTAL PARK ONE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------
                              ORIGINAL                CUT-OFF DATE
PRINCIPAL BALANCE:            $42,286,048             $41,970,321

% OF POOL BY UPB              4.67%

ORIGINATOR:                   German American Capital Corporation

NOTE DATE:                    October 1, 1999

INTEREST RATE:                7.84%

AMORTIZATION:                 30 years

MATURITY DATE:                October 1, 2029

ARD DATE:                     October 1, 2009

BORROWER/SPONSOR:             The Borrower is a single purpose, bankruptcy
                              remote entity sponsored by Charles E. Smith
                              Commercial Realty.

CALL PROTECTION:              Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/      No/No
DEFAULT:

ADDITIONAL FINANCING:         A companion loan in the amount of $13.6
                              million (approximate) secured by the first mortgage on the property.

CASH MANAGEMENT:              Hard Lockbox

MONTHLY RESERVES:             Tax & Insurance Escrows - 1/12 estimated
                              annual tax and insurance bills
                              Replacement Reserves - $9,547
                              TI/LC Reserves - $31,406 (non-PTO space)

OTHER RESERVES:               $6MM PTO rollover reserve established ($3MM
                              Letter of Credit at closing,  $150K/monthly
                              beginning at closing for 19 months) to offset
                              the TI/LC costs associated with potential PTO
                              roll in 2001 and 2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office

LOCATION:                          Arlington, VA

YEAR BUILT:                        1984-1985

THE COLLATERAL:                    The property is an 11-story, Class A
                                   office property located in Arlington,
                                   Virginia comprised of 411,563 sf of
                                   office space, 3,380 sf of retail space
                                   (located on the first floor), 1,581 sf
                                   of storage space, and 703 parking spaces in a three-level underground garage.

PROPERTY MANAGEMENT:               Charles E. Smith Management Inc. (an
                                   affiliate of the Borrower)

CURRENT OCCUPANCY (07/12/00):      99.3%

UNDERWRITTEN NET CASH FLOW:        $7,778,003

APPRAISED VALUE:                   $84,000,000

APPRAISAL DATE:                    August 13, 1999

CUT-OFF DATE LOAN/UNIT:            $100.76

CUT-OFF DATE LTV:                  49.96%

BALLOON LTV:                       44.26%

UWNCF DSCR:                        2.13x
--------------------------------------------------------------------------------

                             FOUR LARGEST TENANTS

---------------------------------------------------------------------------------------------------------------------
                                                    Square              Percentage of               Date of
                       Tenant                   Footage Leased    Total Leaseable Area Type    Lease Expiration
---------------------------------------------------------------------------------------------------------------------
GSA: Patent and Trade Office (US Government)        255,849                 61.42%               05/01 - 02/04
---------------------------------------------------------------------------------------------------------------------
GSA: Other (US Government)                          63,646                  15.28%               10/00 - 12/05
---------------------------------------------------------------------------------------------------------------------
KPMG                                                22,472                  5.40%                 10/15/2003
---------------------------------------------------------------------------------------------------------------------
Syscon Corporation                                  19,812                  4.76%                 05/31/2001
---------------------------------------------------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                CRYSTAL PARK ONE
--------------------------------------------------------------------------------







                                   [PICTURE]












                                   [PICTURE]









o   LOCATED ADJACENT TO THE REAGAN NATIONAL AIRPORT.

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                            RADISSON MART PLAZA HOTEL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------
                              ORIGINAL                CUT-OFF DATE
PRINCIPAL BALANCE:            $32,000,000             $31,785,637

% OF POOL BY UPB              3.54%

ORIGINATOR:                   Morgan Guaranty Trust Company

NOTE DATE:                    December 17, 1999

INTEREST RATE:                8.71%

AMORTIZATION:                 25 years

MATURITY DATE:                January 1, 2010

BORROWER:                     The Borrower, South Florida Hotel, Inc., is a
                              single purpose, bankruptcy remote entity.

CALL PROTECTION:              Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/      No/No
DEFAULT:

ADDITIONAL FINANCING:         Mezzanine debt of $4.0MM secured by a pledge
                              of the sole stockholders' interest in the Borrower.

CASH MANAGEMENT:              Hard Lockbox

MONTHLY RESERVES:             Tax & Insurance Escrows - 1/12 estimated
                              annual tax and insurance bills
                              Replacement Reserves - $17,333
                              TI/LC Reserves - $25,000 ($300K Cap)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Hotel

LOCATION:                          Miami, FL

YEAR BUILT / RENOVATED:            1975/1999

THE COLLATERAL:                    The property is located in Miami,
                                   Florida and consists of  i) a 12-story,
                                   full-service hotel comprised of 334
                                   units, ii) the 291,558 sf. Miami
                                   International Merchandise Mart and iii)
                                   a 106,272 sf. convention center.  The
                                   appraisal allocates 49.14% of the value
                                   to the hotel and 50.86% to the Mart and
                                   Hall.

PROPERTY MANAGEMENT:               Florida Hotel Management, LLC. (an
                                   affiliate of the Borrower)

CURRENT OCCUPANCY (03/31/00):      71.52%

UNDERWRITTEN NET CASH FLOW:        $5,076,940

APPRAISED VALUE:                   $58,000,000

APPRAISAL DATE:                    September 29, 1999

ALLOCATED CUT-OFF DATE LOAN /ROOM  $46,765
(HOTEL):

ALLOCATED CUT-OFF DATE LOAN /SF    $40.64
(MART AND CONVENTION):

CUT-OFF DATE LTV:                  54.80%

BALLOON LTV:                       46.39%

UWNCF DSCR:                        1.61x
--------------------------------------------------------------------------------

                                OPERATING HISTORY

----------------------------------------------------------------------------
                   1998           1999         2000 (T-12, 6/30)     UW
----------------------------------------------------------------------------
Occupancy:          76.3%         70.6%              75.1%          70.0%
----------------------------------------------------------------------------
ADR:               $89.5         $91.6              $89.3          $90.0
----------------------------------------------------------------------------
RevPAR:            $68.3         $64.7              $67.1          $63.0
----------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                            RADISSON MART PLAZA HOTEL
--------------------------------------------------------------------------------








                                   [PICTURE]














                                   [PICTURE]












o   LOCATED ADJACENT TO THE MIAMI INTERNATIONAL AIRPORT.

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             HAMPTON VILLAGE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------
                              ORIGINAL                CUT-OFF DATE
PRINCIPAL BALANCE:            $30,000,000             $29,978,012

% OF POOL BY UPB              3.34%

ORIGINATOR:                   German American Capital Corporation

NOTE DATE:                    June 29, 2000

INTEREST RATE:                8.53%

AMORTIZATION:                 30 years

MATURITY DATE:                July 1, 2030

ARD DATE:                     July 1, 2010

BORROWER/SPONSOR:             The Borrower is a single purpose, bankruptcy
                              remote entity sponsored by New Plan Excel Realty
                              Trust. New Plan Excel (NYSE:NXL) is a publicly traded real estate investment trust (Moody's, Baa1; S&P, BBB+).

CALL PROTECTION:              Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/      No/No
DEFAULT:

ADDITIONAL FINANCING:         None

CASH MANAGEMENT:              Hard Lockbox

MONTHLY RESERVES:             Tax & Insurance Escrows - 1/12 estimated
                              annual tax and insurance bills
                              Replacement Reserves - $6,137
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Anchored Retail

LOCATION:                          Rochester Hills, MI

YEAR BUILT / RENOVATED:            1989,1991/1997

THE COLLATERAL:                    The property is an outdoor, anchored
                                   shopping center situated on 74.5 acres.
                                   The property has a total of 460,268
                                   square feet of NRA.

PROPERTY MANAGEMENT:               New Plan Excel Realty Trust, Inc.

CURRENT OCCUPANCY (06/12/00):      99.5%

UNDERWRITTEN NET CASH FLOW:        $4,288,869

APPRAISED VALUE:                   $46,600,000

APPRAISAL DATE:                    May 24, 2000

CUT-OFF DATE LOAN/UNITS:           $65.13

CUT-OFF DATE LTV:                  64.33%

BALLOON LTV:                       58.29%

UWNCF DSCR:                        1.55x
--------------------------------------------------------------------------------

                              FIVE LARGEST TENANTS

------------------------------------------ --------------------------------- ---------------------
                             Square                 Percentage of                  Date of
             Tenant      Footage Leased       Total Leaseable Area Type        Lease Expiration
------------------------------------------ --------------------------------- ---------------------
Kohl's                       80,160                     17.42%                    06/30/2016
------------------------------------------ --------------------------------- ---------------------
Farmer Jack (a)              57,162                     12.42%                    01/31/2011
------------------------------------------ --------------------------------- ---------------------
Loews Star Theater           47,884                     10.40%                    12/31/2009
------------------------------------------ --------------------------------- ---------------------
TJ Maxx                      25,090                     5.45%                     01/31/2005
------------------------------------------ --------------------------------- ---------------------
Office Max                   23,300                     5.06%                     01/31/2009
------------------------------------------ --------------------------------- ---------------------
(a) Subsidiary of The Great Atlantic & Pacific Tea Company.

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             HAMPTON VILLAGE CENTER
--------------------------------------------------------------------------------















                                   [PICTURE]




















                                   [PICTURE]










o LOCATED IN AN UPSCALE URBAN COMMUNITY OFF OF ROCHESTER ROAD (STATE HIGHWAY 150), THE MAJOR THOROUGHFARE IN ROCHESTER HILLS.

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                   DETROIT MAC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------
                              ORIGINAL                CUT-OFF DATE
PRINCIPAL BALANCE:            $30,000,000             $29,810,151

% OF POOL BY UPB              3.32%

ORIGINATOR:                   LaSalle Bank National Association

NOTE DATE:                    September 8, 1999

INTEREST RATE:                7.96%

AMORTIZATION:                 30 years

MATURITY DATE:                October 1, 2009

BORROWER/SPONSOR:             The Borrower, IAC Metro L.L.C., is a single
                              purpose, bankruptcy remote entity sponsored by International Airport Centers II LLC. (IAC
                              II).  IAC II's sole business revolves around
                              the purchasing and managing of
                              warehouse/freight distribution properties located near major gateway airports across the country.

CALL PROTECTION:              Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/      No/No
DEFAULT:

ADDITIONAL FINANCING:         None

CASH MANAGEMENT:              N/A

MONTHLY RESERVES:             Tax Escrow - 1/12 estimated annual tax and
                              insurance bills
                              Replacement Reserves - $7,455
                              TI/LC Reserves - $12,922
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Industrial

LOCATION:                          Romulus, MI

YEAR BUILT:                        1989-1996

THE COLLATERAL:                    The property is an industrial park
                                   consisting of 10 warehouse/freight
                                   distribution buildings and 2 one-story
                                   office buildings with a total of 596,392
                                   NRA. The property is an authorized
                                   foreign trade zone and is located along
                                   the access road into the Airport Air
                                   Cargo area of the Detroit Metropolitan
                                   Airport.

PROPERTY MANAGEMENT:               International Airport Centers LLC. (an
                                   affiliate of the Borrower)

CURRENT OCCUPANCY (05/01/00):      95.75%

UNDERWRITTEN NET CASH FLOW:        $3,204,542

APPRAISED VALUE:                   $40,800,000

APPRAISAL DATE:                    July 22, 1999

CUT-OFF DATE LOAN/UNITS:           $49.98

CUT-OFF DATE LTV:                  73.06%

BALLOON LTV:                       65.71%

UWNCF DSCR:                        1.22x
--------------------------------------------------------------------------------

                              FIVE LARGEST TENANTS

------------------------------- -------------------- -------------------------------- ---------------------
                                      Square                  Percentage of                 Date of
            Tenant                Footage Leased        Total Leaseable Area Type       Lease Expiration
------------------------------- -------------------- -------------------------------- ---------------------
Nippon Express USA                    92,786                     15.56%                    05/04/2001
------------------------------- -------------------- -------------------------------- ---------------------
Thyssen Haniel Logistics              80,640                     13.52%                  11/00 - 06/03
------------------------------- -------------------- -------------------------------- ---------------------
Federal Express                       56,000                      9.39%                    01/31/2004
------------------------------- -------------------- -------------------------------- ---------------------
Panalpina Inc.                        33,937                      5.69%                    05/31/2002
------------------------------- -------------------- -------------------------------- ---------------------
Spirit Airlines                       32,000                      5.37%                    01/23/2010
------------------------------- -------------------- -------------------------------- ---------------------

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                   DETROIT MAC
--------------------------------------------------------------------------------












                                   [PICTURE]
























                                     [MAP]












o   LOCATED ADJACENT TO THE DETROIT METROPOLITAN AIRPORT.

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.